                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      September 1, 1998
                                                 --------------------------


                      SANTA BARBARA RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 1-10576                      33-0403086
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)



1200 North Harbor Boulevard, Anaheim, California                           92803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code       (714) 491-6400
                                                   -----------------------



                              GB Foods Corporation
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed, Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         Timber Lodge Steakhouse, Inc.

         On September 1, 1998, Santa Barbara Restaurant Group, Inc., a Delaware corporation formerly known as GB Foods Corporation (the "Company"), acquired Timber Lodge Steakhouse, Inc., a Minnesota corporation ("Timber Lodge"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of June 9, 1998 (as amended, the "Merger Agreement"), by and among the Company, TLS Acquisition Corp., a wholly-owned subsidiary of the Company ("Merger Subsidiary"), and Timber Lodge. The acquisition was effected by the merger (the "Merger") of Merger Subsidiary with and into Timber Lodge, with Timber Lodge surviving the Merger as a wholly-owned subsidiary of the Company. As a result of the Merger, each of the issued and outstanding shares of Timber Lodge Common Stock was converted into .9543 shares of the Company's Common Stock. The exchange ratio was increased to .9543 from .8000 pursuant to the adjustment provisions of the Merger Agreement. As of July 20, 1998, there were 3,637,415 outstanding shares of Timber Lodge common stock. Timber Lodge owns and operates 18 Timber Lodge Steakhouse restaurants in Minnesota, Wisconsin, South Dakota, upstate New York and northern Illinois. Timber Lodge also owns and operates 14 JB's Restaurants and two Galaxy Diner restaurants, which were acquired from CKE Restaurants, Inc. ("CKE") in connection with the Merger (as described under the heading "JB's Family Restaurants" below).

         JB's Family Restaurants

         On September 1, 1998, the Company and Timber Lodge acquired 64 JB's Restaurants, the JB's Restaurants franchise system and six Galaxy Diner Restaurants from subsidiaries of CKE in two transactions.

         First, the Company acquired all of the outstanding shares of JB's Family Restaurants, Inc., an indirect wholly-owned subsidiary of CKE ("JBFRI"), in exchange for 1,000,000 shares of the Company's Common Stock. At the time of the acquisition, JBFRI owned and operated 48 JB's Restaurants and four Galaxy Diner restaurants, and the JB's Restaurant franchise system consisted of 20 JB's Restaurants.

         Then, Timber Lodge acquired all of the outstanding shares of JB Parent Corp., a wholly-owned subsidiary of CKE ("JBPC"), in exchange for 687,890 shares of Timber Lodge common stock (which were subsequently converted into 656,453 shares of the Company's Common Stock upon completion of the Merger). At the time of the acquisition, JBPC owned and operated 14 JB's Restaurants and two Galaxy Diner restaurants (which were transferred to JBPC from JBFRI prior to the acquisition).

         William P. Foley, II, the Company's Chairman of the Board, is Chairman and Chief Executive Officer of CKE and Chairman and Chief Executive Officer of Fidelity National Financial, Inc., a principal stockholder of the Company ("Fidelity"). Andrew F. Puzder, a director and the Chief Executive Officer of the Company, is an executive officer of CKE and an executive officer of Fidelity. Frank P. Willey, a director of the Company, is a director of CKE and an executive officer and director of Fidelity. C. Thomas Thompson, a director of the Company, is an executive officer and director of CKE. Carl A. Strunk, an executive officer of the Company, is an executive officer of CKE and an executive officer of Fidelity. M'Liss Jones Kane and Gary R. Nelson, each of whom is an officer of the Company, are officers of Fidelity. Carl Karcher Enterprises, Inc., a wholly-owned subsidiary of CKE, and certain of its franchisees operate 144 Carl's Jr./Green Burrito dual-brand quick service restaurants.

         The Company intends to continue to operate all of the Timber Lodge Steakhouse restaurants. The Company intends to convert the 16 restaurants acquired by Timber Lodge from JBPC into Timber Lodge Steakhouse restaurants and presently intends to continue operating the remaining JB's Restaurants, and the related JB's Restaurants franchise system, and Galaxy Diner restaurants acquired from JBFRI.

Item 5.  Other Events.

         On September 1, 1998, the Company amended its Certificate of Incorporation to change its corporate name to Santa Barbara Restaurant Group, Inc. from GB Foods Corporation.

         On September 1, 1998, the Company issued 1,000,000 shares of its Common Stock to Fidelity for a purchase price of $5.00 per share, upon the exercise of warrants. As a result of this warrant exercise and the Merger, Fidelity beneficially owns 4,677,265 shares of the Company's Common Stock (including 2,470,000 shares issuable upon the exercise of warrants to purchase Common Stock), or approximately 30.8% of the outstanding shares (assuming exercise of such warrants), and CKE beneficially owns 1,650,453 shares of the Company's Common Stock, or approximately 13.0% of the outstanding shares.

Item 7.  Financial Statements, Pro Formas Financial Information and Exhibits.

         (a)   Financial Statements of Business Acquired.

         The financial statements required by this item are not included in this initial report, and will be filed by amendment not later than 60 days after the date that this initial report must be filed.

         (b)   Pro Forma Financial Information.

         The pro forma financial statements required by this item are not included in this initial report, and will be filed by amendment not later than 60 days after the date that this initial report must be filed.

         (c)   Exhibits.

                 Exhibit
                   No.                              Description
                 -------       ----------------------------------------------------
                   3.1         Restated Certificate of Incorporation of the
                               Company, as filed with the Delaware Secretary of
                               State on September 1, 1998.

                  23.1* Consent of Ernst & Young LLP, with respect to the financial statements of Timber Lodge
                               Steakhouse, Inc.

                  23.2*        Consent of KPMG Peat Marwick LLP, with
                               respect to the financial statements of JB's
                               Family Restaurants, Inc.

                  99.1         Joint Press Release of Santa Barbara Restaurant
                               Group, Inc. and Timber Lodge Steakhouse, Inc., issued
                               on September 1, 1998.

                  99.2*        Financial Statements of Timber Lodge Steakhouse, Inc.
                               listed or described in Item 7(a) above.

                  99.3*        Financial Statements of JB's Family Restaurants, Inc.
                               listed or described in Item 7(a) above.

----------

* To be filed by amendment.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SANTA BARBARA RESTAURANT GROUP, INC.



Dated:  September 11, 1998               By: /s/ M'LISS JONES KANE
                                             ------------------------------
                                             Name: M'Liss Jones Kane
                                             Title: Vice President and Secretary

                                  EXHIBIT INDEX

   Exhibit
     No.                              Description
   -------       ----------------------------------------------------
     3.1         Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on September 1, 1998.

    23.1* Consent of Ernst & Young LLP, with respect to the financial statements of Timber Lodge
                 Steakhouse, Inc.

    23.2*        Consent of KPMG Peat Marwick LLP, with
                 respect to the financial statements of JB's
                 Family Restaurants, Inc.

    99.1         Joint Press Release of Santa Barbara Restaurant
                 Group, Inc. and Timber Lodge Steakhouse, Inc., issued on September 1, 1998.

    99.2*        Financial Statements of Timber Lodge Steakhouse, Inc.
                 listed or described in Item 7(a) above.

    99.3*        Financial Statements of JB's Family Restaurants, Inc.
                 listed or described in Item 7(a) above.

----------

* To be filed by amendment.